Capital Group Completion Fund Series Prospectus Supplement June 1, 2026 (for the most recent prospectus)

The information under the “Distributions and taxes” section is amended to read as follows:

Dividends and distributions The fund declares daily dividends from net investment income and distributes the accrued dividends, which may fluctuate, to you each month. Generally, dividends begin accruing on the day payment for shares is received by the fund or American Funds Service Company. In the event the fund's distribution of net investment income exceeds its earnings and profits for tax purposes, a portion of such distribution may be classified as return of capital.

Capital gains, if any, are usually distributed in December and June. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

Subject to any restrictions imposed by your Program Sponsor, you must elect to receive dividends and/or capital gain distributions in cash.

Taxes on dividends and distributions

For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Returns of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost basis is zero, returns of capital distributions are treated as capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

For Capital Group Municipal Income Completion Fund only: Interest on municipal bonds is generally not included in gross income for federal tax purposes. Subject to certain requirements, the fund is permitted to pass through to its shareholders the interest earned on municipal bonds as federally exempt-interest dividends. Taxable dividends, including distributions of short-term capital gains, however, are subject to federal taxation at the applicable rates for ordinary income. The interest earned on certain bonds may be treated as income subject to federal alternative minimum tax. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains.

Depending on their state of residence, shareholders of the fund may be able to exempt from state taxation some or all of the federally tax-exempt income dividends paid by the funds.

Moreover, any federally taxable dividends and capital gains distributions from the fund may also be subject to state tax.

Any taxable dividends or capital gain distributions you receive from the fund normally will be taxable to you when made.

Taxes on transactions Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares and the amount you receive when you sell them. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information.

Keep this supplement with your prospectus.

Lit. No. MFGESU-023-0626P CGD/10039-S114504

Capital Group Completion Fund Series Statement of Additional Information Supplement June 1, 2026 (for the most recent statement of additional information)

The information under the subsection “Automatic reinvestment” in the “Shareholder account services and privileges” section is amended to read as follows:

Automatic reinvestment — Dividends and capital gain distributions are not automatically reinvested in additional shares of the same class. Subject to any restrictions imposed by your Program Sponsor, you must elect to receive dividends and/or capital gain distributions in cash.

Keep this supplement with your statement of additional information.

Lit No. MFGESU-022-0626O CGD/10149-S114505